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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
EMBRATEL PARTICIPACOES S.A.


We hereby consent to the use of our report included herein.




/s/ KPMG Auditores Independentes


Brasilia, Brazil
March 12, 1999